UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2017

FARMLAND PARTNERS INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-36405 (Commission File Number)	46-3769850 (IRS Employer Identification No.)

4600 S. Syracuse Street, Suite 1450 Denver, Colorado (Address of principal executive offices)	80237 (Zip Code)

Registrant’s telephone number, including area code: (720) 452-3100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03.                                        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 8, 2017, the Board of Directors (the “Board”) of Farmland Partners Inc. (the “Company”) approved the Second Amended and Restated Bylaws of the Company (the “Second Amended and Restated Bylaws”), which became effective on that date.  The Second and Amended and Restated Bylaws amend and restate the Amended and Restated Bylaws of the Company to require the following:

•                  that any stockholder wishing to nominate a director or propose business at any annual or special meeting of stockholders must be a stockholder at (i) the time the nomination or proposal is submitted, (ii) the record date set by the Board for the purpose of determining stockholders entitled to vote at such annual or special meeting of stockholders and (iii) the annual or special meeting date (and any postponement or adjournment thereof); and

•                  that any stockholder nominating a director or proposing business at any annual or special meeting of stockholders must attend the stockholder meeting in person or by proxy in order for such matter to be considered at the meeting, unless otherwise determined by the chairman of the meeting.

In addition, the Second Amended and Restated Bylaws clarify that committees of the Board may delegate some or all of their power and authority to one or more subcommittees composed of one or more directors, as the applicable committee deems appropriate in its sole discretion.  In addition, the Second Amended and Restated Bylaws make certain other clarifying changes.

The foregoing summary of the Second Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Second Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.  In addition, a marked copy of the Second Amended and Restated Bylaws indicating the changes made to the Company’s First Amended and Restated Bylaws as they existed immediately prior to the Board’s adoption of the Second Amended and Restated Bylaws is attached as Exhibit 3.2 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
3.1	Second Amended and Restated Bylaws, adopted November 8, 2017.
3.2	Second Amended and Restated Bylaws, adopted November 8, 2017. (marked copy)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMLAND PARTNERS INC.

Dated: November 14, 2017	By:	/s/ Luca Fabbri
Luca Fabbri
Chief Financial Officer and Treasurer

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